--------------------------------------------------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
                                                                          PAGE 1
                         CENTRAL DISTRICT OF CALIFORNIA
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-------------------------------------
IN RE:                                    DEBTOR IN POSSESSION INTERIM STATEMENT

  Superior National Insurance Group                     STATEMENT NO.   5
                                                 FOR THE PERIOD FROM:   1-Aug-00
                                                                  TO:  31-Aug-00
                               DEBTOR
-------------------------------------
CHAPTER 11 CASE NO. SV00-14099-GM
-------------------------------------

                                        ---------------------------------------------------------------------------------------
                                         DIP Payroll     DIP WCMA/MLIF    Pre-Petition      Pre-Petition        Pre-Petition
                                           Account          Account     Payroll Account   Operating Account   Operating Account
                                                                                             Imperial Bank    Bank of Bermuda
                                        ---------------------------------------------------------------------------------------
CASH ACTIVITY ANALYSIS
                                        ---------------------------------------------------------------------------------------
A. Total Receipts Per All Prior
   Interim Statements                   $2,226,450.48   $2,826,474.94     $127,139.87            $84.46           $45.84

B. Less: Total Disbursements Per
         All Prior Interim Statements    1,987,795.96     $933,793.77     $127,139.87            $84.46           $45.84

                                        ---------------------------------------------------------------------------------------
C. Beginning Balance                      $238,663.52   $1,894,681.17           $0.00             $0.00            $0.00

                                        ---------------------------------------------------------------------------------------
D. Receipts During Current Period

   Per Attached Schedule                $2,637,334.23      $24,323.31           $0.00             $0.00            $0.00

                                        ---------------------------------------------------------------------------------------
E. Balance Available                    $2,875,997.75   $1,919,004.48           $0.00             $0.00            $0.00

                                        ---------------------------------------------------------------------------------------
F. Less: Disbursements During Period

       Per Attached Schedule            $2,604,033.61     $393,505.36           $0.00             $0.00            $0.00

                                        ---------------------------------------------------------------------------------------
G. Ending Balance                         $271,954.14   $1,525,499.10           $0.00             $0.00            $0.00

                                        ---------------------------------------------------------------------------------------

                                        -------------
                                         Pre-Petition
                                          Investment
                                           Account
                                        -------------
CASH ACTIVITY ANALYSIS
                                        -------------
A. Total Receipts Per All Prior
   Interim Statements                      $12.16

B. Less: Total Disbursements Per
         All Prior Interim Statements      $12.16

                                        -------------
C. Beginning Balance                        $0.00

                                        -------------
D. Receipts During Current Period

   Per Attached Schedule                    $0.00

                                        -------------
E. Balance Available                        $0.00

                                        -------------
F. Less: Disbursements During Period

       Per Attached Schedule                $0.00

                                        -------------
G. Ending Balance                           $0.00

                                        -------------

H. ACCOUNT INFORMATION

      (1).  DIP Payroll Account

            (a)   Depository Name and Location      Bank of America, 345
                                                    Montgomery Street, LL1,
                                                    San Francisco, CA 94104

            (b)   Account Number                    15818-20438

      (2).  DIP WCMA/MLIF Account

            (a)   Depository Name and Location      Merrill Lynch, 10 West
                                                    Second Street, #400,
                                                    Dayton, Ohio 45402

            (b)   Account Number                    77MO7W63

      (3).  Pre-Petition Payroll Account

            (a)   Depository Name and Location      Bank of America, 2049
                                                    Century Park East, 2nd
                                                    Floor, Los Angeles, CA 90067

            (b)   Account Number                    14173-04965

      (4).  Pre-Petition Operating Account

            (a)   Depository Name and Location      Imperial Bank, 226 Airport
                                                    Parkway, San Jose, CA 95110

            (b)   Account Number                    17-061-275

      (5).  Pre-Petition Operating Account

            (a)   Depository Name and Location      Bank of Bermuda, 8 Front
                                                    Street, Hamilton HM 11,
                                                    Bermuda

            (b)   Account Number                    1010-584580

      (6).  Pre-Petition Investment Acount

            (a)   Depository Name and Location      Bank of New York, 700
                                                    S. Flower Street, 2nd
                                                    Floor, Los Angeles, CA 90017

            (b)   Account Number                    350776

Other Monies On Hand: None

I, Alex Corbett, Chief Financial Officer, declare under penalty of perjury, that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge:

Dated: [ILLEGIBLE]                                      Signed: /s/ Alex Corbett
                                                        ------------------------

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                       OFFICE OF THE UNITED STATES TRUSTEE
                                                                          PAGE 2
                         CENTRAL DISTRICT OF CALIFORNIA
--------------------------------------------------------------------------------

-------------------------------------
IN RE:                                    DEBTOR IN POSSESSION INTERIM STATEMENT

 Superior National Insurance Group                      STATEMENT NO.   5
                                                 FOR THE PERIOD FROM:   1-Aug-00
                                                                  TO:  31-Aug-00
                               DEBTOR
-------------------------------------
CHAPTER 11 CASE NO. SV00-14099-GM
-------------------------------------

                                        --------------------------------------------------------------------------------
                                         Pre-Petition    Pre-Petition      Pre-Petition     Pre-Petition    Pre-Petition
                                         MLIF Account      Monarch      Preemptive Rights    Operating         Equity
                                                        Funds Account     Holding Account   Account Chase      Account
                                        --------------------------------------------------------------------------------
CASH ACTIVITY ANALYSIS
                                        --------------------------------------------------------------------------------
A. Total Receipts Per All Prior         $1,215,440.20         $173.00           $0.00             $0.00            $0.00
   Interim Statements

B. Less: Total Disbursements Per         1,215.439.74         $173.00           $0.00             $0.00            $0.00
         All Prior Interim Statements
                                        --------------------------------------------------------------------------------

C. Beginning Balance                            $0.46           $0.00           $0.00             $0.00            $0.00

                                        --------------------------------------------------------------------------------
D. Receipts During Current Period

   Per Attached Schedule                        $0.00           $0.00           $0.00             $0.00            $0.00

                                        --------------------------------------------------------------------------------
E. Balance Available                            $0.46           $0.00           $0.00             $0.00            $0.00

                                        --------------------------------------------------------------------------------
F. Less: Disbursements During Period

       Per Attached Schedule                    $0.00           $0.00           $0.00             $0.00            $0.00

                                        --------------------------------------------------------------------------------
G. Ending Balance                               $0.46           $0.00           $0.00             $0.00            $0.00

                                        --------------------------------------------------------------------------------

                                        --------------------------------------
                                            Pre-Petition        Pre-Petition
                                         Concentration Acct   Accounts Payable
                                           Bank of America     Bank of America
                                        --------------------------------------
CASH ACTIVITY ANALYSIS
                                        --------------------------------------
A. Total Receipts Per All Prior                       $0.00              $0.00
   Interim Statements

B. Less: Total Disbursements Per                      $0.00              $0.00
         All Prior Interim Statements
                                        --------------------------------------

C. Beginning Balance                                  $0.00              $0.00

                                        --------------------------------------
D. Receipts During Current Period

   Per Attached Schedule                              $0.00              $0.00

                                        --------------------------------------
E. Balance Available                                  $0.00              $0.00

                                        --------------------------------------
F. Less: Disbursements During Period

       Per Attached Schedule                          $0.00              $0.00

                                        --------------------------------------
G. Ending Balance                                     $0.00              $0.00

                                        --------------------------------------

H. ACCOUNT INFORMATION

      (7).  Pre-Petition MLIF Account

            (a)   Depository Name and Location        Merrill Lynch, 10 West
                                                      Second Street, #400,
                                                      Dayton, OH 45402

            (b)   Account Number                      77M07K15

      (8).  Pre-Petition Monarch Funds Account

            (a)   Depository Name and Location        Imperial Bank-Monarch
                                                      Funds, PO Box 406,
                                                      Portland, ME 04112

            (b)   Account Number                      10-00084585-31-01

      (9).  Pre-Petition Preemptive Rights Holding
            Account

            (a)   Depository Name and Location        Imperial Bank-Monarch
                                                      Funds, PO Box 446,
                                                      Portland, ME 04112

            (b)   Account Number                      17-108-832

      (10). Pre-Pension Operating Account

            (a)   Depository Name and Location        Chase Manhattan Bank, 4
                                                      Chase MetroTech Center,
                                                      18th Floor, Brooklyn, NY
                                                      11245

            (b)   Account Number                      910-2-[Illegible]2864

      (11). Pre-Petition Equity Account

            (a)   Depository Name and Location        Chase Manhattan Bank, 4
                                                      Chase MetroTech Center,
                                                      18th Floor, Brooklyn, NY
                                                      11245

            (b)   Account Number                      910-2-662856

      (12). Pre-Petition Concentration Account

            (a)   Depository Name and Location        Bank of America, 2049
                                                      Century Park East, 2nd
                                                      Floor, Los Angeles, CA
                                                      90067

            (b)   Account Number                      14173-04830

      (13). Pre-Petition Accounts Payable Account

            (a)   Depository Name and Location        Bank of America, 2049
                                                      Century Park East, 2nd
                                                      Floor, Los Angeles, CA
                                                      90067

            (b)   Account Number                      [ILLEGIBLE]